SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Quality Systems, Inc.
————————————————————
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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18191 Von Karman Avenue, Suite 450

Irvine, California 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 20, 2006

To the Shareholders of Quality Systems, Inc.:

The Annual Meeting of Shareholders of Quality Systems, Inc. (the “Company”) will be held at the Center Club located at 650 Town Center Drive in Costa Mesa, California, on September 20, 2006 at 1:00 p.m. Pacific Time, for the following purposes:

1.

to elect 9 persons to serve as directors of the Company until the next annual meeting. The nominees for election to the Board of Directors are named in the attached Proxy Statement, which is a part of this Notice;

2.	to ratify the appointment of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending March 31, 2007; and

3.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Only shareholders of record at the close of business on July 27, 2006, are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy card and return it in the enclosed addressed envelope. Your promptness in returning the proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

Irvine, California August 20, 2006	By Order of the Board of Directors, QUALITY SYSTEMS, INC. /s/ Paul Holt Corporate Secretary

18191 Von Karman Avenue, Suite 450

Irvine, California 92612

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 20, 2006

PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Quality Systems, Inc. (the “Company”) for use at the Company’s Annual Meeting of Shareholders to be held at the Center Club located at 650 Town Center Drive in Costa Mesa, California, on September 20, 2006 at 1:00 p.m. Pacific Time, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting will be voted in the manner specified therein.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

Any shareholder, who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting along with valid picture identification such as a driver’s license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Quality Systems, Inc. stock as of the record date. Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

This proxy statement, the accompanying proxy card and the Company’s Annual Report are being mailed to the Company’s shareholders on or about August 20, 2006. The cost of soliciting proxies will be borne by the Company. Solicitations will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Such further solicitations would be made by the Company’s regular employees who will not receive additional compensation for the solicitation.

All share amounts set forth in this Proxy Statement have been adjusted to give effect to a 2 for 1 stock split effective March 28, 2006 and payable to shareholders of record as of March 3, 2006.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 26,737,742 shares of the Company’s Common Stock outstanding at the close of business on the record date, July 27, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A majority of the outstanding shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

With respect to Proposal No. 1, the 9 nominees for director receiving the highest number of affirmative votes will be elected. If additional persons are properly nominated for election as directors, the proxy holders set forth herein intend to vote all proxies received by them in accordance with the instructions set forth in such proxies and in the event of a contested election and/or one or more of the Company’s shareholders demand that cumulative voting apply to the election of the directors, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company’s director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

Approval of Proposal No. 2 requires a vote that satisfies two criteria: (i) the affirmative vote of a majority of common stock present or represented by proxy and voting on the proposal and (ii) the affirmative vote of a majority of the quorum as referenced above. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date, except that all shareholders have cumulative voting rights and in the event any shareholder gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate his, her or its votes in the election of directors, then all shareholders entitled to vote at the Annual Meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate whose name has been properly placed in nomination prior to the voting a number of votes equal to the number of directors to be elected multiplied by the number of shares such shareholder would otherwise be entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. The proxy being solicited by the Board confers upon the proxy holders the authority to cumulate votes at the instruction and discretion of the Board or any committee thereof to which authority to provide instructions to the proxy holders has been delegated. In the event the election of directors is contested and/or cumulative voting is invoked, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company’s director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of July 27, 2006 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s current directors and nominees for director, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned (2)(4)(5)	Percent of Common Stock Beneficially Owned (3)(4)

Janet Razin and Sheldon Razin	5,176,880	19.4%
Ahmed Hussein	4,651,600	17.4%
Fidelity Management and Research Co. (6)	3,041,474	11.4%
Patrick Cline	115,500	*
Louis Silverman	76,900	*
Maurice J. DeWald	44,000	*
Vincent J. Love	44,000	*
Steven T. Plochocki	44,000	*
Ibrahim Fawzy	24,000	*
Gregory Flynn	19,495	*
Paul Holt	18,950	*
Edwin Hoffman (7)	0	*
Russell Pflueger (7)	0	*
All directors (excluding new director nominees) and Named Executive Officers as a group (10 persons, including those named above)	10,215,325	38.2%

*	Less than 1%.

1.	Unless otherwise indicated, the address is c/o Quality Systems, Inc., 18191 Von Karman Avenue, Suite 450, Irvine, California 92612.

2.

Unless otherwise indicated, to the Company’s knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

3.

Applicable percentage ownership is based on 26,737,742 shares of Common Stock outstanding as of July 27, 2006. Any securities not outstanding but subject to options exercisable as of July 27, 2006 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4.

Includes shares of Common Stock subject to stock options which were exercisable as of July 27, 2006 or exercisable within 60 days after July 27, 2006, and are, respectively, as follows: Mr. Razin, 44,000 shares; Mr. Hussein, 44,000 shares; Mr. Fawzy, 24,000 shares; Mr. Silverman, 42,500 shares; Mr. Cline, 20,000 shares; Mr. Flynn, 16,963 shares; Mr. Holt, 14,750 shares; Mr. DeWald, 44,000 shares; Mr. Love, 44,000 shares; Mr. Plochocki, 44,000 shares; and all directors and Named Executive Officers as a group, 338,213 shares.

5.	All share amounts set forth in this report have been adjusted to give effect to a 2 for 1 stock split payable to shareholders of record as of March 3, 2006.

6.	The address for Fidelity Management and Research Company is 1 Federal Street, Boston MA 02110.

7.	New director nominee.

ELECTION OF DIRECTORS

(Proposal No. 1)

Directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting and their respective successors are duly elected and qualified. Since October 5, 2005, the full Board of Directors has consisted of eight directors. On August 8, 2006 the Company and Ahmed Hussein, a director and significant shareholder, executed an agreement that settled the pending litigation regarding the 2005 Annual Shareholders meeting and detailed certain agreements pertaining to actions concerning the 2006 and 2007 Annual Meetings. Among the elements of this agreement was the expansion of the Board to 9 directors effective at the 2006 Annual Shareholders Meeting. Details of this settlement agreement are presented in the Certain Relationships and Related Transactions section of this proxy statement. The full text of the agreement may be found in Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 9, 2006.

Certain information with respect to the 9 nominees who will be presented at the Annual Meeting by the Board of Directors for election as directors is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be or has been designated by the Company’s Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. However, discretionary authority to cumulate votes represented by proxies and to cast such votes for the nominees named below is solicited by the Board because, in the event of a contested election and/or one or more of the Company’s shareholders demand that cumulative voting apply to the election of the directors, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company’s director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

In the election of directors, assuming a quorum is present, the 9 nominees receiving the highest number of votes cast at the meeting will be elected directors. Proxies specifying “Withhold Authority” will be counted for purposes of determining whether a quorum is present, as will proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

Based on definitions of independence established by The Nasdaq Stock Market, Inc. (“Nasdaq”) as well as under guidelines established in the Company’s Bylaws, Messrs. Fawzy, Hoffman, Hussein, Love, Plochocki, Pflueger, and Razin qualify for consideration as an independent director. Messrs. Cline and Silverman, members of the Company’s management team, are considered non-independent directors.

The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. The independent members of the Board of Directors meet periodically in executive session without management. These meetings have occurred and they will occur at least twice per year in the future.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

NOMINEES NAMED BELOW:

Patrick B. Cline (45) currently serves as a director and as President of our NextGen Healthcare Information Systems Division. He served as our interim Chief Executive Officer for the April - July 2000 period. Mr. Cline was a co-founder of Clinitec, a company acquired by Quality Systems, Inc. in 1996, and has served as its President since its inception in January 1994 and throughout its transition to NextGen Healthcare Information Systems. Prior to co-founding Clinitec, Mr. Cline served, from July 1987 to January 1994, as Vice President of Sales and Marketing with Script Systems, a subsidiary of InfoMed, a healthcare information systems company. From January 1994 to May 1994, after the founding of Clinitec, Mr. Cline continued to serve, on a part time basis, as Script Systems’ Vice President of Sales and Marketing. Mr. Cline has held senior positions in the healthcare information systems industry since 1981. Mr. Cline has been a director of the Company since 2005.

Ibrahim Fawzy (65) is a director and has been president of Fawzy Consultant Group since 2001. Fawzy Consultant Group works mainly in investment industrial projects. Dr. Fawzy has taught mechanical engineering at Cairo University in Egypt since 2001. Previously, he taught mechanical engineering at the University of London in England. Prior to forming his own consultancy group, Dr. Fawzy held several posts with the Egyptian government, including as cultural attaché in London, from 1979 to 1983. Dr. Fawzy was the Minister of Industry and Mineral Wealth from 1993 through 1996 and the Chairman of the General Authority for Investment from 1996 to 1999. Dr. Fawzy is a director of seven companies in Egypt, three of which are public (The Egyptians Abroad for Investment and Development, Misr Canada Lube Oil and El-Nubaria for Agricultural Mechanization). Dr. Fawzy has been a director of the Company since 2005.

Edwin Hoffman (68) has been employed as an engineering consultant with O-H Inc. since 2001. From 1972-2001, he was Co-Founder and President of Osborne-Hoffman Inc., a company that developed and marketed products for the security industry. Mr. Hoffman holds a BSEE from the City College of New York and a MSEE and PhD from the Polytechnic Institute of Brooklyn. Mr. Hoffman was referred to the Company’s Nominating Committee by a member of the Board of Directors.

Ahmed Hussein (65) is a director and has been since 1997, the Director of National Investment Company, Cairo, Egypt. Mr. Hussein founded National Investment Company in 1996 and has served as a member of its Board of Directors since its inception. Mr. Hussein served as a Senior Vice President of Dean Witter from 1993 to 1996. Mr. Hussein is a director of Nobria Agriculture, a publicly held Egyptian corporation. Mr. Hussein has been a director of the Company since 1999.

Vincent J. Love (65) is a director and is the managing partner of Kramer, Love & Cutler, LLP, a financial consulting group. He was employed by the accounting firm Ernst & Young from 1967 to 1994, and served as a partner of that firm from 1979 to 1994. He is a member of Counsel, the governing body of the American Institute of Certified Public Accountants and an honorary member of the Executive Committee of the American Arbitration Association. He achieved the rank of Captain in the U.S. Army, has a BBA from the City College of New York, and is a New York, Ohio, and Connecticut C.P.A. Mr. Love has been a director of the Company since 2004.

Russell Pflueger (43) is and has been since 2002 the Founder, Chairman and CEO of Quiescence Medical, Inc., a medical device development company. During 2001 and 2002, he founded and served as Chairman and CEO of Pain Concepts, Inc, a medical device company. He holds a chemical engineering degree from Texas A&M University and an MBA from the University of California at Irvine. Mr. Pflueger was referred to the Company’s Nominating Committee by a member of the Board of Directors.

Steven T. Plochocki (54) is a director. He joined Trinity Hospice, a national hospice provider, as Chief Executive Officer and board member in October 2004. Prior to joining Trinity Hospice, he was Chief Executive Officer of InSight, a national provider of diagnostic imaging services from November 1999 to August 2004. Previously he was Chief Executive Officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds B.A. in Journalism and Public Relations from Wayne State University and a Master’s degree in Business Management from Central Michigan University. Mr. Plochocki has been a director of the Company since 2004.

Sheldon Razin (68) is a director. He is the founder of the Company and has served as its Chairman of the Board since its inception in 1974. He served as the Company’s Chief Executive Officer from 1974 until April 2000. Since its inception until April 2000, he also served as the Company’s President, except for the period from August 1990 to August 1991. Additionally, Mr. Razin served as Treasurer from the Company’s inception until October 1982. Prior to founding the Company, he held various technical and managerial positions with Rockwell International Corporation and was a founder of the Company’s predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology.

Louis E. Silverman (47) is a director and joined the Company as its President and Chief Executive Officer in July 2000. Mr. Silverman was previously Chief Operations Officer of CorVel Corp., a publicly traded national managed care services and technology firm with headquarters in Irvine, California. Mr. Silverman holds a Master of Business Administration degree from Harvard Graduate School of Business Administration and a Bachelor of Arts degree from Amherst College. Mr. Silverman has been a director of the Company since 2005.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

The Company’s Bylaws require that at least a majority of the members of the Board shall be independent directors. The Bylaws state that an “independent director” means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(a)	a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;
(b)

a director who accepted or who has a family member (as defined below) who accepted any payments from the company or any parent subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than for the following:

i.	compensation for Board or Board committee service;
ii.	payments arising solely from investments in the Company’s securities;
iii.	compensation paid to a family member who is a non-executive employee of the Company or a parent or subsidiary of the Company;
iv.	benefits under a tax-qualified retirement plan, or non-discretionary compensation; or
v.	loans permitted under Section 13(k) of the Exchange Act of 1934;

(c)	a director who is a family member of an individual who is or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;
(d)

a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.	payments arising solely from investments in the Company’s securities; or
ii.	payments under non-discretionary charitable contribution matching programs;

(e)

a director of the Company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the officers of the Company serve on the compensation committee of such other entity; or

(f)

a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

A “family member” for these purposes means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

During the fiscal year ended March 31, 2006, the Board held 10 meetings. There were no actions taken by unanimous written consent. No director standing for re-election to the Board attended less than 75% of the aggregate of all meetings of the Board and all meetings of committees of the Board upon which he served.

Board Committees

The Company’s recent past history includes a proxy contest and a use of cumulative voting rights. In light of this history, on May 25, 2006, the Board formed a Special Committee. Among other things, the Special Committee has been delegated all powers of the Board in connection with the solicitation and voting of proxies at the Annual Meeting (other than those delegated to the Proxy Voting Committee) as well as all matters related to any litigation or threat of litigation by Mr. Hussein, Mr. Fawzy, or any of their respective associates. The Special

Committee consists of the following directors: Patrick Cline, Maurice DeWald, Vincent Love, Steven Plochocki, Sheldon Razin, and Lou Silverman.

Additionally, on May 25, 2006, the Board established a Proxy Voting Committee. The Board has delegated authority to its Proxy Voting Committee to provide instruction to the Company’s proxy holders in the event of a contested election to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company’s director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated. The Proxy Voting Committee consists of the Company’s Nominating Committee members (Messrs. Love, DeWald and Plochocki) and its Chairman of the Board (Mr. Razin).

The Board has an Audit Committee which since November 2, 2005 has consisted of Messrs. DeWald, Love, and Plochocki. The Audit Committee is comprised entirely of “independent” (as defined in Rule 4200(a)(15) of the Nasdaq listing standards) directors and operates under a written charter adopted by the Board. The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company’s shareholders. The Audit Committee also evaluates the independent public accountants’ performance and makes recommendations to the Board as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company’s internal accounting and financial controls and reporting systems practices. During the fiscal year ended March 31, 2006, the Audit Committee held 15 meetings. The Audit Committee’s current charter is included as Appendix A to the Company’s 2004 Proxy Statement. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent members. The Audit Committee and the Board confirmed that Mr. DeWald met applicable Nasdaq listing standards for designation as an “Audit Committee Financial Expert” and for being “independent.”

The Board has a Nominating Committee which since November 2, 2005 has consisted of Messrs. Plochocki, DeWald, and Love; each of whom is deemed independent. The Nominating Committee is responsible for identifying and recommending to the Board nominee candidates and is required to be composed entirely of independent directors. The Nominating Committee will consider candidate nominees for election as a director of the Company who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Nominating Committee and, if nominated, to be included in the Company’s Proxy Statement, such recommendation must be received by the Secretary not less than 150 days prior to the anniversary date of the Company’s most recent annual meeting of shareholders.

The Nominating Committee believes that it is desirable that directors possess an understanding of the Company’s business environment and have the knowledge, skills, expertise and such diversity of experience that the Board’s ability to manage and direct the affairs and business of the Company is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation, Bylaws or listing requirements.

The Nominating Committee may receive suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for nomination to the Board. Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. With the nominee’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Nominating Committee and/or Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

In compiling the Board slate appearing in this Proxy Statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management - both solicited and unsolicited. No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.

During the fiscal year ended March 31, 2006, the Nominating Committee held five meetings. The Nominating Committee’s current charter, while not posted on the Company’s website, is included as Appendix B to the Company’s 2004 Proxy Statement.

The Board has a Compensation Committee which, since November 2, 2005, has consisted of Messrs. Love, DeWald, and Plochocki. The Compensation Committee is composed entirely of independent directors, and is responsible for (i) ensuring that senior management will be accountable to the Board through the effective application of compensation policies and (ii) monitoring the effectiveness of the Company’s compensation plans applicable to both senior management and the Board (including committees thereof). The Compensation Committee establishes compensation policies applicable to the Company’s executive officers. During the fiscal year ended March 31, 2006, the Compensation Committee held 11 meetings.

The Board has a Transaction Committee which, since November 2, 2005, has consisted of Messrs. DeWald, Love, and Plochocki. The Transaction Committee is responsible for considering and making recommendations to the Company’s Board with respect to all proposals involving (i) a change in control of the Company or (ii) the purchase or sale of assets constituting more than 10% of the Company’s total assets. The Transaction Committee is composed entirely of independent directors. During the fiscal year ended March 31, 2006, the Transaction Committee held five meetings.

Under the Company’s Bylaws, if at any time the Chairman of the Board shall be an executive officer of the Company, or for any other reason shall not be an independent director, a non-executive Lead Director (“Lead Director”) shall be selected by the independent directors. The Lead Director shall be one of the independent directors, shall be a member of the Audit Committee and of the Executive Committee, if there is such a committee, and shall be responsible for coordinating the activities of the independent directors. The Lead Director shall assist the Board in assuring compliance with the Company’s corporate governance procedures and policies, and shall coordinate, develop the agenda for, and moderate executive sessions of the Board’s independent directors. Such executive sessions shall be held immediately following each regular meeting of the Board, and/or at other times as designated by the Lead Director. The Lead Director shall approve, in consultation with the other Independent Directors, the retention of consultants who report directly to the Board. If at any time the Chairman of the Board is one of the independent directors, then he or she shall perform the duties of the Lead Director.

Compensation of Directors

Until the election of directors at the 2006 Annual Meeting of Shareholders, the Company’s Director Compensation Program provides as follows:

Directors of the Company who are also employees of the Company are not compensated for their services as directors or committee members. Under the terms of the Company’s Director Compensation Program, all non-employee directors of the Company shall receive a retainer of $24,000 per year, plus a fee of $2,000 per meeting of the Board attended. Directors who serve on a committee of the Board shall receive a fee of $1,000 per committee meeting attended. Board members traveling cross country to attend a Board meeting or committee meeting shall receive an additional fee of $1,000. In addition to the cash remuneration above, each newly elected nonemployee director shall receive 24,000 options to purchase Common Stock of the Company upon election to the Board. Thereafter, each nonemployee director reelected to the Board shall receive 20,000 options to purchase Common Stock of the Company upon each annual reelection date. The options are priced at the fair market value of the Company’s Common Stock on the date of grant, fully vest in three months from the date of grant, and expire seven years from the date of grant.

Effective upon the election of directors at the Company’s 2006 Annual Meeting of Shareholders, the Director Compensation Program is amended to provide as follows:

All non-employee directors shall receive a retainer of $30,000 per year plus a fee of $2,000 per meeting of the Board attended. Directors who serve on a committee of the Board shall receive a fee of $1,000 per committee meeting attended. In addition to the cash remuneration above, each newly elected and re-elected nonemployee director shall receive 5,000 options to purchase Common Stock of the Company upon each annual election date. The options shall be priced at the fair market value of the Company’s  Common Stock on the date of grant, vest in four equal annual installments from the date of grant (subject to the Vesting Event set forth below), and expire seven years from the date of grant. Such options shall become fully vested at the at the conclusion of such director’s term of service if the director is not re-elected to the Board except where such failure to re-elect the director is the result of (i) a voluntary withdrawal from Board service by such director or (ii) prior removal from the Board for cause under Section 304 of the California Corporations Code (together, the “Vesting Event”).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director or executive officer of the Company is known by the Company to serve as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company’s Board.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain compensation information for the three fiscal years ended March 31, 2006, 2005, and 2004, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2006 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

				Long Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options	All Other Compensation ($)(1)

Louis Silverman
Chief Executive Officer and	2006	343,883	312,934	—	2,341
President	2005	289,042	144,521	170,000	2,113
	2004	278,500	139,250	—	2,000

Patrick Cline
President, NextGen Healthcare	2006	352,605	312,618	—	11,724
Information Systems Division	2005	299,645	280,110	250,000	6,529
	2004	253,900	196,500	36,000	5,600

Gregory Flynn
Executive Vice President,	2006	216,333	14,062	—	4,447
General Manager of QSI Division	2005	202,167	20,217	77,500	4,155
	2004	187,500	18,810	20,000	4,063

Paul Holt
Chief Financial Officer and Secretary	2006	191,154	58,000	—	4,607
	2005	142,051	64,570	64,000	1,962
	2004	119,378	28,541	—	1,479

[1]	This column reflects amounts attributable to auto allowance and Company contributions to the Company’s Deferred Compensation Plan and/or 401k plan.

Option /SAR Grants in Last Fiscal Year

The following table provides information with respect to option grants during fiscal year 2006 to the Named Executive Officers. No options were granted to the Named Executive Officers during fiscal year 2006. A total of 19,000 options were granted to other Company employees during fiscal year 2006. Non employee directors were granted an aggregate 124,000 options during fiscal year 2006.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price $/Share	Expiration Date	Potential Realizable Value Stock Price Appreciation for Option Term (#)*
					5%	10%

Louis Silverman	—	—%	$—	—	$—	$—
Patrick Cline	—	—%	$—	—	$—	$—
Gregory Flynn	—	—%	$—	—	$—	$—
Paul Holt	—	—%	$—	—	$—	$—

* Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. The Company cannot provide assurance that the actual stock price will appreciate over the option term at the assumed levels or at any other defined level.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

The following table provides information on option exercises in fiscal year 2006 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year. No Named Executive Officer exercised any stock appreciation rights during fiscal year 2006 or held any stock appreciation rights at the end of such fiscal year. The value of unexercised in the money options was calculated using the closing share price on the last trading day of the fiscal year ($33.10).

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at March 31, 2006 (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Louis Silverman	59,936	$1,816,369	42,508	127,500	$585,145	$1,754,719
Patrick Cline	79,500	$1,632,731	—	205,500	$—	$3,566,899
Gregory Flynn	11,912	$293,017	12,463	68,125	$171,522	$1,193,309
Paul Holt	6,000	$139,592	10,750	50,250	$147,947	$781,356

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued upon the exercise of options under all our equity compensation plans as of March 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-Average Exercise Price of outstanding options, warrants and rights (b)	Number of Securities Remaining available for future under equity compensation (excluding securities in column a) (c)
Equity compensation plan approved by security holders

1998 Plan	1,798,372	$16.78	133,300

2005 Plan	—	—	2,400,000

Equity compensation plans not approved by security holders	—	—	—

Total	1,798,372	$16.78	2,533,300

Employment Contracts and Termination of Employment and Change of Control Arrangements

Mr. Silverman has an Employment Agreement (“Agreement”) with the Company which details the terms of his employment as our Chief Executive Officer. The Agreement granted Mr. Silverman a total of 497,040 options which vested equally over a four year period commencing with the effective date of the Agreement (July 20, 2000) and a total of 239,760 options which vested equally over a four year period commencing one year from the effective date of the Agreement, July 20, 2001. At the time the Agreement was entered into, Mr. Silverman was eligible for a cash bonus of up to 50% of his annual base compensation based on performance goals established jointly between himself and the Board.

All share amounts set forth in this disclosure have been adjusted to give effect to a 2 for 1 stock split payable to shareholders of record as of March 4, 2005 and a 2 for 1 stock split payable to shareholders of record as of March 3, 2006.

Mr. Silverman’s employment may be terminated for any reason by himself or the Company upon 60 days written notice. Should Mr. Silverman terminate his employment due to the Company’s breach of the Agreement he will be entitled to (i) a lump sum payment equal to six months base compensation; and (ii) immediate vesting of an additional 25% of all granted, but unvested stock options. Should Mr. Silverman’s employment be terminated without cause or by himself for good reason, he will be entitled to (i) unpaid base compensation and vacation earned and accrued through his date of termination plus a lump sum equal to six months base compensation, (ii) any other performance bonus earned and not paid, and (iii) vesting of an additional 25% of all unvested stock options. Should Mr. Silverman’s employment be terminated due to a “change of control” he will be entitled to (i) unpaid base compensation and vacation earned plus a lump sum payment equal to six months base compensation; (ii) any performance bonus earned but not paid; and (iii) immediate vesting of all unvested options. A “change of control” is defined as the earliest occurrence of any of the following events: the direct or indirect sale, lease, exchange or other transfer of 35% of more of the total assets of the Company, the merger or consolidation of the Company with another company with the effect that the shareholders of the Company immediately prior to the merger hold less than 51% of the combined voting power of the then outstanding securities of the surviving company; the replacement of a majority of our Directors without the approval of the Board; the purchase of 25% or more of the combined voting power of the outstanding securities of the Company with the exception of the purchase of securities by Ahmed Hussein or Sheldon Razin of shares owned by either Sheldon Razin or Ahmed Hussein. The Agreement also grants immediate vesting of all unvested options should a change of control occur whether or not Mr. Silverman’s employment is terminated.

For options other than those discussed above, the Board, as the administrator of our 1989 Stock Option Plan, our 1998 Stock Option Plan, and our 2005 Stock Option Plan, has the discretion to accelerate any outstanding options held by the Named Executive Officers and employees in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Role of the Committee

The Compensation Committee recommends to the Board of Directors and subject to Board adoption, oversees and directs the Company’s Board compensation program, executive compensation program and the Company’s equity plans. For the purpose of approving the compensation of the Named Executive Officers, the independent members of the Board meet in executive session to consider and act upon the recommendation of the Compensation Committee. The Committee has, from time to time, engaged an independent consultant to advise it on matters of Board, executive, and equity compensation. During fiscal 2006, the Compensation Committee was comprised of three independent directors.

Compensation Philosophy

The Committee’s compensation philosophy is based on the premise that the Company’s success is directly tied to providing value to both customers and shareholders. Therefore, the Company’s compensation program(s) attempt to balance the short, medium, and longer term needs of these important constituencies.

Compensation

The Company has historically used a compensation program consisting of multiple elements, including some or all of the following:

•

Salary – The Company sets base salaries at levels which, in combination with other compensation vehicles, offer the potential to attract, retain, and motivate qualified individuals. Base salaries are targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions with other companies in the same industry.

•

Bonus – The Company has historically utilized annual cash bonus plans for certain members of its management team, including the Named Executive Officers. These incentive plans have historically been designed to reward achievement of key, position-specific objectives and goals established for each fiscal year.

•	Equity incentives – If/when utilized, equity incentives can provide additional and longer term incentives to select employees toward aligning employee and shareholder interests.

Executive Officer Compensation

•

Base salaries for the Named Executive Officers (including the Chief Executive Officer) were reviewed on July 25, 2006. Base salaries and their respective effective dates are as follows: Louis Silverman (President and Chief Executive Officer) $400,000, effective November 1, 2005; Patrick Cline (President, NextGen Healthcare Information Systems Division) $450,000, effective November 1, 2006; Gregory Flynn

(Executive Vice President, General Manager of the QSI Division) $230,000, effective November 1, 2006; and Paul Holt (Chief Financial Officer and Secretary) $230,000, effective July 23, 2006.

The Committee took past individual performance, past Company performance, future contribution potential, peer compensation levels and internal equity issues into account in its evaluation of executive officer salaries and its recommendations to the Board of Directors. The weight given to each of these factors can vary from individual to individual.

•

Executive officer bonus criteria are periodically reviewed and updated by the Compensation Committee subject to adoption by the Board. The fiscal year 2007 Bonus Criteria for the Named Executive Officers are as follows:

(i)

for the Company’s President and Chief Executive Officer, a bonus of up to $450,000 may be earned based on meeting certain target increases in earnings per share performance and revenue growth during the fiscal year as well as meeting certain operation requirements established by the Board of Directors;

(ii)

for the President of the Company’s NextGen Healthcare Information Systems Division, a bonus of up to $500,000 may be earned based on meeting certain target increases in earnings per share performance and revenue growth during the fiscal year as well as meeting certain operation requirements established by the Board of Directors;

(iii)

for the Executive Vice President/General Manager of the Company’s QSI Division, a bonus of up to $70,000 may be earned based upon the achievement of certain qualitative and quantitative goals related to both QSI division performance and other corporate objectives as approved by the Compensation Committee of the Board of Directors and the Board of Directors; and

(iv)

for the Company’s Chief Financial Officer and Secretary, a bonus of up to $70,000 may be earned based upon the achievement of certain qualitative goals as approved by the Compensation Committee and the Board of Directors.

•	No equity incentives were granted to executive officers during fiscal year 2006. A total of 19,000 options were awarded to other employees during the year.

For the fiscal year ending March 31, 2007, the Named Executive Officers are eligible to receive an aggregate of up to 70,000 options to purchase the Company’s common stock based on meeting certain target increases in earnings per share performance and revenue growth during the fiscal year as follows: Louis Silverman (President and Chief Executive Officer): 20,000 options; Patrick Cline (President, NextGen Healthcare Information Systems Division), 40,000 options; Gregory Flynn (Executive Vice President, General Manager of QSI Division) 5,000 options; Paul Holt (Chief Financial Officer and Secretary), 5,000 options. The options shall be issued pursuant to one of the Company’s shareholder approved option plans, have an exercise price equal to the closing price of the Company’s shares on the Nasdaq Global Select Market (or such other market upon which such shares then trade) as of the date of grant, a term of five years, vest in four equal, annual installments commencing one year following the date of grant and be granted pursuant to the Company’s standard stock option agreement.

COMPENSATION COMMITTEE

Vincent Love, Chairman

Maurice DeWald               Steven Plochocki

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company. The Company’s management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of the Company’s consolidated financial statements. The Company’s independent auditors are responsible for auditing those financial statements and expressing an opinion on management’s assessment of the Company’s internal controls over financial reporting. In this context, the Audit Committee has reviewed and discussed the audited financial statements and the assessments of internal controls contained in the 2006 Annual Report on Form 10-K with management and the independent auditors.

The Audit Committee selects the independent registered public accountant to be retained by the Company, and once retained, the independent registered accountant reports directly to the Audit Committee. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent registered public accountant.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (“Communication with Audit Committees”) as amended. The Audit Committee has received the written disclosures and the letter from independent auditors relative to their independence with respect to the Company. In addition, the Audit Committee considered, among other factors, whether potential non-audit services provided by Grant Thornton LLP were compatible with maintaining their independence.

The Audit Committee discussed with the Company’s independent auditors their overall approach, scope and plans for the audit. At the conclusion of the audit, the Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee has re-appointed Grant Thornton LLP to serve as the Company’s independent auditors for the year ending March 31, 2007.

AUDIT COMMITTEE

Maurice DeWald, Chairman

Vincent Love                 Steven Plochocki

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (“SEC”) and Nasdaq. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended March 31, 2006, all of its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons with the exception of Ibrahim Fawzy who did not file a Form 3 on a timely basis concerning a single acquisition of director options, and Ahmed Hussein who did not file a Form 4 on a timely basis concerning a single acquisition of director options. Both Messrs. Fawzy and Hussein subsequently made such filings.

FIVE-YEAR PERFORMANCE COMPARISON

The following graph compares the cumulative total returns of the Company’s Common Stock, the Total Return Index for The Nasdaq Stock Market, and the Nasdaq Computer & Data Processing Services Stock Index over the five-year period ended March 31, 2006 assuming $100 was invested on April 1, 2001 with all dividends, if any, reinvested.

The last trade price of the Company’s Common Stock on each of March 31, 2002, 2003, 2004, 2005 and 2006 was published by Nasdaq and, accordingly for the periods ended March 31, 2002, 2003, 2004, 2005 and 2006 the reported last trade price was utilized to compute the total cumulative return for the Company’s Common Stock for the respective periods then ended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Settlement Agreement

On August 8, 2006, the Company entered into an agreement with Mr. Ahmed Hussein, a director of the Company, who owns approximately 17% of the Company’s outstanding common stock.

Under the agreement:

1. Mr. Hussein’s pending litigation against the Company and its Directors will be dismissed with prejudice within five days.

2. The Company will increase the Board size to nine members. The Company will recommend that the Company’s shareholders vote for the election of Patrick Cline; Ibrahim Fawzy; Edwin Hoffman; Ahmed Hussein; Vincent Love; Russell Pflueger; Steven Plochocki; Sheldon Razin; and Louis Silverman: (i) at the 2006 Annual Meeting, and (ii) subject to fiduciary duties, at the 2007 Annual Meeting. A total of three of the nominees, including Mr. Hussein himself, have been nominated by Mr. Hussein. The Nominating Committee has approved the proposed slate of directors.

3. Mr. Hussein will support the Company’s nominees for election at the 2006 and 2007 Annual Shareholders’ Meetings. The Board will, subject to its fiduciary duties, oppose any action to remove any nominee other than for gross negligence or willful misconduct from the Board of Directors (whether by consent solicitation or otherwise) prior to the conclusion of the 2007 annual meeting.

4. Following both the 2006 and 2007 Annual Shareholders’ Meetings, subject to the fiduciary duties of the Board, and if elected to the Board by the shareholders: (i) Sheldon Razin shall continue as the Chairman of the Board of Directors (the Board will not have a lead director or Co-Chairman), (ii) Steve Plochocki (Chairman), Ibrahim Fawzy, Edwin Hoffman and Russell Pflueger shall be named to the Board’s Compensation Committee, (iii) Ahmed Hussein (Chairman), Sheldon Razin, Vincent Love and Russell Pflueger shall be named to the Board’s Transaction Committee, and (iv) Sheldon Razin (Chairman), Ahmed Hussein, Ibrahim Fawzy and Russell Pflueger shall be named to the Nominating Committee. The Board of Directors will appoint to the Audit Committee the three directors whom the Board determines to be most appropriate for service on that Committee.

5. The Board will adopt resolutions providing that in the event of a deadlock or other failure or inability to act, the responsibilities of the Compensation Committee will be escalated to the independent Directors (within the meaning of applicable Nasdaq rules) acting as a committee, and the responsibilities of the Transactions and Nominating Committees will be escalated to the Board.

6. Mr. Hussein will terminate any efforts to elect nominees to the Board of Directors through a proxy solicitation or a consent solicitation and, until the conclusion of the 2007 Annual Shareholders’ Meeting, unless otherwise approved in advance in writing by a majority of the Board members then in office, he will not:

•

participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of the Company’s common stock (“Common Stock”) in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement, other than or pursuant to the agreement;

•

solicit proxies or written consents of shareholders, or otherwise conduct any nonbinding referendum with respect to Common Stock, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock in opposition to any recommendation of the Board, or participate in any contested solicitation for the election of Directors with respect to the Company;

•

solicit, seek to effect, or negotiate with any person with respect to, or propose to enter into or otherwise make any public announcement or proposal with respect to (i) a merger, consolidation, business combination, share exchange, restructuring, recapitalization or acquisition involving the Company or any similar transaction involving a material portion of the assets of the Company, (ii) the sale, lease, exchange, pledge, mortgage or transfer (including through any arrangement having substantially the same economic effect as a sale of assets) of all or a material portion of the assets of the Company and its subsidiaries, taken as a whole, (iii) the purchase of 25% or more of the outstanding equity securities of the Company, whether by tender offer, exchange offer or otherwise, (iv) the liquidation or dissolution of the Company, or (v) the issuance by the Company of any equity securities as consideration for the assets or securities of another Person;

•

except in his capacity as a Director of the Company, submit any shareholder proposal (pursuant to Rule 14a-8 or otherwise), or any notice of nomination or other business under the Company’s Bylaws, or nominate or oppose Directors for election, at the 2006 or 2007 Annual Shareholders’ Meetings until the conclusion of the 2007 Annual Shareholders’ Meeting.

7.	Until the conclusion of the 2007 Annual Shareholders’ Meeting:

(a) Mr. Hussein agrees that he and his affiliates (“Hussein Parties or Hussein Party”) shall not, engage in any conduct or make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written) that is calculated to or is likely to have the effect of in any way (i) undermining, defaming or otherwise in any way reflecting adversely or detrimentally upon the Company, any of Company’s current and former directors, current and former executive officers, representatives, or any affiliates of any of the foregoing persons (“Company Party or Company Parties”), (ii) accusing or implying that the Company or any Company Party engaged in any wrongful, unlawful or improper conduct or (iii) asserting, implying or suggesting that any Company Board nominee other than Louis Silverman and Patrick Cline is not an independent Director. Mr. Hussein acknowledges that on October 28, 2004 the Board of Directors resolved that Mr. Razin is an independent Director and that Mr. Hussein voted against such resolution. The foregoing shall not apply to (i) non-public oral statements made by Mr. Hussein or any Hussein Party directly to the Company or any Company Party, or to (ii) statements made to any governmental or regulatory authority that Mr. Hussein reasonably determines, based upon the advice of his counsel, are required to be made in order to avoid a breach of his fiduciary duties as a director and as to which Mr. Hussein has provided the Company with prior written notice.

(b) The Company agrees that it and the Company Parties shall not engage in any conduct or make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written) that is calculated to or is likely to have the effect of in any way (i) undermining, defaming or otherwise in any way reflecting adversely or detrimentally upon Mr. Hussein or any Hussein Party, (ii) accusing or implying that Mr. Hussein or any Hussein Party engaged in any wrongful, unlawful or improper conduct or (iii) asserting, implying or suggesting that any nominee of Mr. Hussein is not an independent Director. The foregoing shall not apply to (i) non-public oral statements made by the Company or any Company Party directly to the Company or another Company Party or to Mr. Hussein or any Hussein Party or to (ii) statements made to any governmental or regulatory authority that the Company reasonably determines, based upon the advice of its counsel, are required to be made in order to discharge the Company’s responsibilities as a public company and as to which the Company has provided Mr. Hussein with prior written notice.

Other Relationships

David Razin, who is Vice President EDI Services of the Company, is the son of Sheldon Razin, Chairman of the Board. David Razin earned $167,322 in salary and bonus during the fiscal year ended March 31, 2006. Kim Cline, Vice President of Client Services at the Company’s NextGen Healthcare Information System subsidiary, is the sister of Patrick Cline, President of the NextGen Healthcare Information System Division. Kim Cline earned $160,190 in salary and bonus during the fiscal year ended March 31, 2006.

COMMUNICATIONS WITH DIRECTORS

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board, any individual directors, any group or committee of directors, correspondence should be addressed to the Board or any such individual directors, group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 18191 Von Karman, Suite 450, Irvine, California 92612. To communicate with any of our directors electronically, a shareholder should send an email to the Company’s Secretary: pholt@qsii.com.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board, any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend the 2006 Annual Meeting. All of our renominated director nominees standing for election at the 2006 Annual Meeting were in attendance at the 2005 Annual Meeting.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal No. 2)

The Company’s shareholders are being asked to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2007. Shareholder ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors is not required by the Company’s Bylaws or other applicable legal requirement. However, the Board is submitting the Audit Committee’s appointment of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote, the Audit Committee may reconsider whether to retain Grant Thornton LLP as the Company’s independent auditors. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The Company expects that representatives of Grant Thornton LLP will attend the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions posed by shareholders.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended March 31, 2006 and 2005.

	2006	2005

Audit fees	$843,000	$941,000
Audit related fees	$—	$—
Tax fees(1)	$—	$7,000
All other fees	$—	$6,000

(1) Such tax services consisted of fees billed for professional services related to federal and state tax compliance

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to ratify the Company’s independent public accountants is required for its approval.

Recommendation of the Board of Directors

Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify the appointment of Grant Thornton LLP. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders’ rejection and the Board will reconsider the appointment.

THE BOARD RECOMENDS THAT SHAREHOLDERS VOTE ‘FOR’ THE RATIFICATION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

ANNUAL REPORT

The Company’s Annual Report containing audited financial statements for the fiscal years ended March 31, 2006 and 2005 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company’s proxy statement and proxy and to be presented at the Company’s next Annual Meeting must be received by the Company by April 22, 2007, in order to be considered for inclusion in the Company’s proxy materials. Such proposals should be addressed to the Company’s Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders (including nominees for director) to be timely, a Shareholders’ Notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty days (60) nor more than one hundred twenty days (120) prior to the scheduled Annual Meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy days (70) notice or public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day (10th) following the earlier of the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. The Shareholder Notice must also comply with certain other requirements set forth in the Company’s Bylaws, a copy of which may be obtained by written request delivered to the Company’s Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as “householding,” would permit the Company to send a single annual report and/or a single proxy statement to any household at which two or more different shareholders reside if the Company believes such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the shareholder(s) must consent to the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces the Company’s expenses. The Company may institute householding in the future and will notify registered shareholders who will be affected by householding at that time.

Many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own common shares of Quality Systems, Inc., you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or the Company’s latest Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

OTHER MATTERS

The Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of the Board.

By Order of the Board of Directors,

QUALITY SYSTEMS, INC.

/s/ Paul Holt

Corporate Secretary

Irvine, California

August 20, 2006

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2006, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, QUALITY SYSTEMS, INC., 18191 VON KARMAN AVENUE, SUITE 450, IRVINE, CALIFORNIA 92612 OR CALLING (949) 255-2600.

QUALITY SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Louis Silverman and Paul Holt, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of any class of Quality Systems, Inc. (“QSI”) held of record by the undersigned as of July 27, 2006, at the Annual Meeting of Shareholders of QSI to be held at the Center Club located at 650 Town Center Drive in Costa Mesa, California, on September 20, 2006 at 1:00 p.m. local time, and at all adjournments thereof (the “Annual Meeting”), upon the following matters, which are described in QSI’s Proxy Statement for the Annual Meeting.

Please mark your votes as in this example: |X|

1.	ELECTION OF DIRECTORS: NOMINEES:	FOR all nominees listed at left to vote (except as marked to the contrary below)	WITHOLD AUTHORITY to vote for all nominees at left |_|
|_|
Patrick Cline Ibrahim Fawzy Edwin Hoffman Ahmed Hussein Vincent J. Love Russell Pflueger Steven T. Plochocki Sheldon Razin Louis Silverman

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE’S NAME TO THE LEFT.

2.	For ratification of Grant Thornton LLP as QSI’s independent public accountants.

	FOR	AGAINST	ABSTAIN
	|_|	|_|	|_|

(Continued and to be Signed on Reverse Side)

In accordance with the discretion and at the instruction of the Board of Directors, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions of the QSI Proxy Statement concerning the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE THE AUTHORITY TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED AT THE INSTUCTION AND DISCRETION OF THE BOARD OF DIRECTORS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND “FOR” PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD; PROVIDED THAT THE BOARD HAS DELEGATED AUTHORITY TO THE COMPANY’S PROXY VOTING COMMITTEE TO INSTRUCT THE PROXY HOLDERS NAMED HEREIN TO VOTE THE PROXIES SOLICITED BY THE COMPANY IN SUCH MANNER AS TO PROVIDE FOR ELECTION OF THE MAXIMUM NUMBER OF COMPANY NOMINEES INCLUDING, WITHOUT LIMITATION, THE PRIORITIZATION OF SUCH NOMINEES.

DATED___________________________________, 2006
______________________________________________
______________________________________________
SIGNATURE(S)

NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

PLEASE SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.